BUCKLE DOWN
PUBLISHING COMPANY

Financial Report
12.31.2003

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CONTENTS

Independent Auditor's Report
   On The Financial Statements                                          1
Financial Statements

   Balance sheets                                                       2
   Statements of income                                                 3
   Statements of stockholder's equity                                   4
   Statements of cash flows                                             5
   Notes to financial statements                                        6 - 8

[MCGLADREY & PULLEN LOGO]

McGladrey & Pullen
Certified Public Accountants

INDEPENDENT AUDITOR'S REPORT
ON THE FINANCIAL STATEMENTS

To the Board of Directors
Buckle Down Publishing Company
Iowa City, Iowa

We have audited the accompanying balance sheets of Buckle Down Publishing Company, a wholly-owned subsidiary of Profiles Corporation, as of December 31, 2003 and 2002, and the related statements of income, stockholder's equity and cash flows for the years ended December 31, 2003, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Buckle Down Publishing Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years ended December 31, 2003, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

                                               /s/ McGladrey & Pullen, LLP

Iowa City, Iowa
January 30, 2004

McGladrey & Pullen, LLP is a member firm of RSM International - an affiliation of separate and independent legal entities

BUCKLE DOWN PUBLISHING COMPANY

BALANCE SHEETS (NOTE 8)
DECEMBER 31, 2003 AND 2002

ASSETS (NOTE 2)                                                            2003           2002
                                                                        -----------    -----------
Current Assets
   Cash and cash equivalents                                            $   623,449    $ 1,476,462
   Trade receivables, less allowance for doubtful
     accounts 2003 and 2002 $ 20,000                                        412,227        482,005
   Receivables from affiliated company (Note 7)                              36,410         41,664
   Inventories                                                            1,758,706      1,816,531
                                                                        -----------    -----------
        TOTAL CURRENT ASSETS                                              2,830,792      3,816,662
                                                                        -----------    -----------
Leasehold Improvements and Equipment
   Leasehold improvements                                                   240,332        234,777
   Furniture and fixtures                                                   440,356        413,031
   Vehicles                                                                  31,969         31,969
                                                                        -----------    -----------
                                                                            712,657        679,777
   Less accumulated depreciation                                            519,460        477,689
                                                                        -----------    -----------
                                                                            193,197        202,088
                                                                        -----------    -----------
                                                                        $ 3,023,989    $ 4,018,750
                                                                        ===========    ===========
LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
   Accounts payable                                                     $   160,057    $   175,269
   Payable to an affiliated company (Note 7)                                 36,924              -
   Accrued compensation and related withholding taxes                        74,645         62,423
   Accrued pension plan (Note 5)                                             64,598         60,459
   Other accrued expenses                                                    14,169         13,528
                                                                        -----------    -----------
        TOTAL CURRENT LIABILITIES (NOTE 4)                                  350,393        311,679
                                                                        -----------    -----------
Commitments (Notes 3, 4 and 8)

Stockholder's Equity
   Common stock, no par or stated value; authorized 1,000,000 shares;
     issued and outstanding 100,000 shares, at amounts paid in            3,825,252      2,599,377
   Retained earnings (deficit) (Note 4)                                  (1,151,656)     1,107,694
                                                                        -----------    -----------
                                                                          2,673,596      3,707,071
                                                                        -----------    -----------
                                                                        $ 3,023,989    $ 4,018,750
                                                                        ===========    ===========

See Notes to Financial Statements.

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BUCKLE DOWN PUBLISHING COMPANY

STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                   2003            2002            2001
                                               ------------    ------------    ------------
Net sales                                      $ 10,558,635    $  9,269,895    $  9,941,990
Management fee from affiliate (Note 7)              153,862         135,972         117,033
                                               ------------    ------------    ------------
                                                 10,712,497       9,405,867      10,059,023
                                               ------------    ------------    ------------
Expenses:
   Cost of goods sold                             3,135,703       2,958,542       3,016,610
   General, administrative and marketing
     (Notes 3, 5 and 9)                           4,065,467       3,959,133       3,143,524
   Bonuses (Notes 6 and 9)                          784,000               -               -
   Depreciation                                      98,042          88,317          89,245
                                               ------------    ------------    ------------
                                                  8,083,212       7,005,992       6,249,379
                                               ------------    ------------    ------------

        OPERATING INCOME                          2,629,285       2,399,875       3,809,644

Financial income (expense):
   Interest income                                   11,425          28,620          49,693
   Interest expense                                     (60)         (4,154)        (12,725)
                                               ------------    ------------    ------------
        NET INCOME (NOTE 4)                    $  2,640,650    $  2,424,341    $  3,846,612
                                               ============    ============    ============
Earnings per common share, basic and diluted   $      26.41    $      24.24    $      38.47
                                               ============    ============    ============

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BUCKLE DOWN PUBLISHING COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                             Retained
                                                 Common      Earnings
                                                 Stock       (Deficit)        Total
                                              -----------   -----------    -----------
Balance, December 31, 2000                    $ 1,717,406   $ 1,536,741    $ 3,254,147
   Capital contribution from parent company
   (Note 9)                                       440,096             -        440,096

   Net income                                           -     3,846,612      3,846,612
   Dividends ($35.50 per share)                         -    (3,550,000)    (3,550,000)
                                              -----------   -----------    -----------
Balance, December 31, 2001                      2,157,502     1,833,353      3,990,855
   Capital contribution from parent company
   (Note 9)                                       441,875             -        441,875

   Net income                                           -     2,424,341      2,424,341
   Dividends ($31.50 per share)                         -    (3,150,000)    (3,150,000)
                                              -----------   -----------    -----------
Balance, December 31, 2002                      2,599,377     1,107,694      3,707,071
   Capital contribution from parent company
   (Note 9)                                     1,225,875             -      1,225,875

   Net income                                           -     2,640,650      2,640,650
   Dividends ($49.00 per share)                         -    (4,900,000)    (4,900,000)
                                              -----------   -----------    -----------
BALANCE, DECEMBER 31, 2003                    $ 3,825,252   $(1,151,656)   $ 2,673,596
                                              ===========   ===========    ===========

See Notes to Financial Statements.

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BUCKLE DOWN PUBLISHING COMPANY

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                2003           2002           2001
                                                             -----------    -----------    -----------
Cash Flows from Operating Activities
   Net income                                                $ 2,640,650    $ 2,424,341    $ 3,846,612
   Adjustments to reconcile to net cash provided by
     operating activities:
     Bonuses to be paid by parent company                        784,000              -              -
     Depreciation                                                 98,042         88,317         89,245
     Loss on disposal of assets                                    1,586              -              -
     Changes in certain working capital items:
        Trade and other receivables                               75,032        (81,043)        (5,551)
        Inventories                                               57,825        (22,139)      (199,861)
        Accounts payable and accrued expenses                     38,714         91,713         57,352
                                                             -----------    -----------    -----------
          NET CASH PROVIDED BY OPERATING ACTIVITIES            3,695,849      2,501,189      3,787,797
                                                             -----------    -----------    -----------

Cash Flows from Investing Activities
   Proceeds from sale of assets                                    1,065              -              -
   Purchase of leasehold improvements and equipment              (91,802)       (62,052)       (45,608)
                                                             -----------    -----------    -----------
          NET CASH (USED IN) INVESTING ACTIVITIES                (90,737)       (62,052)       (45,608)
                                                             -----------    -----------    -----------

Cash Flows from Financing Activities
   Cash dividends paid                                        (4,900,000)    (3,150,000)    (3,550,000)
   Principal payments on long-term borrowings                          -       (122,661)       (62,432)
   Capital contribution from parent company                      441,875        441,875        440,096
                                                             -----------    -----------    -----------
          NET CASH (USED IN) FINANCING ACTIVITIES             (4,458,125)    (2,830,786)    (3,172,336)
                                                             -----------    -----------    -----------

          INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      (853,013)      (391,649)       569,853

Cash and cash equivalents:
   Beginning                                                   1,476,462      1,868,111      1,298,258
                                                             -----------    -----------    -----------
   Ending                                                    $   623,449    $ 1,476,462    $ 1,868,111
                                                             ===========    ===========    ===========
Supplemental Disclosures
   Cash paid during the year for interest                    $        60    $     4,154    $    12,725

See Notes to Financial Statements.

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BUCKLE DOWN PUBLISHING COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of business: Buckle Down Publishing Company (the "Company"), a wholly-owned subsidiary of Profiles Corporation, creates products that analyze typical state educational standards and objectives and provide application problems in the format of standardized tests. The purpose of the Company's products and services is to help students from K-12 and schools demonstrate their attainment of state standards. The Company's materials, primarily workbooks and course materials, are sold to school districts throughout the United States.

Accounting estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A summary of the Company's significant accounting policies follows:

Revenue recognition: Revenues from product sales are recognized when the materials are shipped. Management fee revenue is recognized as services are performed.

Cash and cash equivalents: For purposes of reporting the statements of cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Trade receivables: Trade receivables are carried at original invoice amount plus finance charges less an estimate made for doubtful receivables based on a review of all outstanding amounts. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Trade receivables and finance charges are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received. The provision for doubtful accounts totaled $8,178, $4,391 and $11,699 for the years ended December 31, 2003, 2002 and 2001, respectively.

Inventories: Inventories of printed materials are stated at the lower of cost (first-in, first-out method) or market. In the determination of market value, an allowance for obsolescence was provided totaling $20,000 and none as of December 31, 2003 and 2002, respectively.

Leasehold improvements and equipment: Leasehold improvements and equipment are stated at cost. Depreciation is computed primarily by accelerated methods over the estimated useful lives, primarily three to seven years, of the assets or the term of the lease.

Product development: Product development costs are charged to expense as incurred.

Direct marketing costs: Direct marketing costs are charged to expense as incurred.

Earnings per share: Basic earnings per share have been computed by dividing net income by the weighted average outstanding common shares. Diluted earnings per share are the same as basic.

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BUCKLE DOWN PUBLISHING COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 2. PLEDGED ASSETS AND LINE OF CREDIT

The Company has a line credit from Hills Bank and Trust Company, Hills, Iowa that expires April 30, 2004 and provides for borrowings of up to $100,000. Interest is accrued at the prime rate (effective rate of 4.25% at December 31, 2003). Borrowings under the line are collateralized by substantially all assets of the Company. At December 31, 2003, there were no balances outstanding on the line of credit.

NOTE 3. LEASE COMMITMENTS

The Company leases a building and warehouse under a lease that requires monthly payments of $14,438. The lease expires September 30, 2006.

The Company also leases certain office equipment under leases that require monthly payments of $3,068. These leases expire at various dates from January 2004 to September 2008.

Future minimum lease commitments are: 2004 $186,531; 2005 $181,363; 2006 $138,049; 2007 $5,679 and 2008 $686.

Rental expense for the years ended December 31, 2003, 2002 and 2001 totaled $219,524, $251,479 and $257,819, respectively.

NOTE 4.  INCOME TAX MATTERS AND COMMITMENTS

The Company, with the consent of its stockholder, has elected to have its income taxed under sections of the federal and state income tax laws, which provide that, in lieu of corporation income taxes, the stockholder separately accounts for the Company's items of income, deductions, losses and credits. As a result of this election, no income taxes have been recognized in the accompanying financial statements.

The Company will generally declare dividends based upon excess funds available after considering planned investing transactions. The amount of dividends to be declared in 2004 has not been determined.

NOTE 5.  DEFINED CONTRIBUTION RETIREMENT PLAN

The Company has a 401(k) retirement plan that covers employees who have completed one year of service and who are at least 21 years of age. The Company may elect to make discretionary contributions under the plan. For the years ended December 31, 2003, 2002 and 2001, discretionary contributions totaled $62,387, $61,097 and $52,292, respectively.

BUCKLE DOWN PUBLISHING COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 6. DISCRETIONARY BONUSES

For the years ended December 31, 2003, 2002 and 2001, the Company approved discretionary bonuses to key employees totaling $784,000, none and none, respectively.

NOTE 7. RELATED PARTY TRANSACTIONS

The Company has a verbal agreement with an affiliated company whereby the affiliate reimburses the Company for management services provided to the affiliate. Management services revenue totaled $153,862, $135,972 and $117,033 for the years ended December 31, 2003, 2002 and 2001, respectively.

In the year ended December 31, 2003, the Company purchased $36,924 of materials from another affiliated company. There were no purchases in 2002 or 2001.

NOTE 8. LETTER OF INTENT

In December 2003, the Company signed a letter of intent to sell substantially all assets, net of specific liabilities, of the Company. If a definitive agreement is signed, the transaction is expected to close in March or April 2004.

NOTE 9. CAPITAL CONTRIBUTIONS FROM PARENT COMPANY

For the year ended December 31, 2003, Profiles Corporation paid certain expenses on behalf of the Company, including: 1) $784,000 for one-time discretionary bonuses to Company employees, which are separately stated on the statements of income, and 2) general, administrative and marketing expenses totaling $441,875, including compensation of $420,000 to the Company's president and family members. The total of $1,225,875 has been treated as contribution to capital in the year ended December 31, 2003.

Capital contributions from Profiles Corporation for the years ended December 31, 2002 and 2001 included similar components, except that there were no discretionary bonuses.